Exhibit 99.1

MURPHY OIL ANNOUNCES QUARTERLY EARNINGS

EL DORADO, Arkansas, July 26, 2005 – Murphy Oil Corporation (NYSE: MUR) announced today that net income in the second quarter of 2005 was $347.7 million, $1.85 per diluted share, compared to income of $349.9 million, $1.87 per diluted share, in the second quarter of 2004. The 2005 second quarter results included an after-tax gain of $106.8 million, $.57 per share, on sale of mature oil and gas properties on the continental shelf of the Gulf of Mexico. Excluding the gain on property sale, normalized earnings in the second quarter 2005 were at record levels. Net income in the 2004 period included income from discontinued operations of $181.8 million, $.97 per share, $166.7 million of which was an after-tax gain on sale of most conventional oil and gas assets in Western Canada.

For the first six months of 2005, net income totaled $460.9 million, $2.46 per share, compared to $448.1 million, $2.40 per share, for the 2004 period.

Earnings per share amounts for all periods presented reflect the two-for-one common stock split effective June 3, 2005.

Second Quarter 2005 vs. Second Quarter 2004

Reviewing quarterly results by type of business, the Company’s income contribution from exploration and production operations was $289.9 million in the second quarter of 2005 compared to $139.8 million in the same quarter of 2004. The earnings improvement in 2005 was primarily caused by a $106.8 million after-tax gain on sale of oil and gas properties in the Gulf of Mexico, higher oil and natural gas sales prices and higher oil sales volumes. These were somewhat offset by higher exploration expense and lower natural gas sales volumes in the 2005 quarter. The Company’s worldwide crude oil and condensate sales prices averaged $43.10 per barrel for the current quarter compared to $34.14 per barrel in the second quarter of 2004. Total crude oil and gas liquids production from continuing operations was a record 111,030 barrels per day in the second quarter of 2005 compared to 97,375 barrels per day in the 2004 quarter, with the increase primarily attributable to production at the Front Runner field in the deepwater Gulf of Mexico, which commenced production in the fourth quarter of 2004, and higher heavy oil production at the Seal area in Western Canada. Crude oil sales volumes from continuing operations averaged 114,526 barrels per day in the second quarter of 2005 compared to 99,819 barrels per day in the 2004 period. North American natural gas sales prices averaged $7.25 per thousand cubic feet (MCF) in the most recent quarter compared to $6.22 per MCF in the same quarter of 2004. Natural gas sales volumes from continuing operations decreased from 123 million cubic feet per day in the second quarter of 2004 to 107 million cubic feet per day in the just completed quarter, primarily due to production lost in 2005 for downtime subsequent to Hurricane Ivan at Viosca Knoll Block 783 (Tahoe field) and lower production from fields in the Gulf of Mexico that were sold in June 2005. All Tahoe wells were back on production at the end of

June. Exploration expenses were $40 million in the second quarter of 2005 compared to $23.2 million in the same period of 2004, with the increase mostly due to higher 3-D seismic programs and dry hole costs in Malaysia and exploration expenses in 2005 in the Republic of Congo.

The Company’s refining and marketing operations generated a record quarterly profit of $67.4 million in the 2005 second quarter compared to a profit of $39.5 million in the same quarter of 2004. The improvement was due to significantly better refining margins in the United States in the 2005 quarter.

The after-tax costs of the corporate function were $9.6 million in the 2005 quarter compared to $11.2 million in the 2004 quarter as lower net interest expense and higher foreign exchange gains more than offset higher administrative expenses in 2005.

First Six Months 2005 vs. First Six Months 2004

Income from continuing operations was $460.9 million in the first half of 2005 compared to $248.8 million in the same 2004 period. Income from both the exploration and production and refining and marketing businesses improved in 2005. The Company’s exploration and production continuing operations earned $414.8 million in the first half of 2005 and $241 million in the same period of 2004. The earnings improvement in 2005 was caused by a $106.8 million after-tax gain on sale of oil and gas properties in the Gulf of Mexico, higher oil and natural gas sales prices and higher oil sales volumes, partially offset by lower natural gas sales volumes and higher exploration expenses. Crude oil and gas liquids production from continuing operations for the first six months of 2005 averaged 109,892 barrels per day compared to 96,255 barrels per day in 2004. The production increase in 2005 was mostly attributable to higher production in the deepwater Gulf of Mexico at the Front Runner and Medusa fields and in Malaysia at the West Patricia field. Natural gas sales from continuing operations were down from 124 million cubic feet per day in 2004 to 110 million cubic feet per day in 2005, with the decline due to lower sales volumes from Gulf of Mexico fields sold in June 2005 and production lost during downtime at the Tahoe field following Hurricane Ivan. Crude oil and condensate sales prices averaged $41.55 per barrel in the 2005 period compared to $32.58 per barrel in 2004. North American natural gas was sold for $6.98 per MCF in 2005, up from $6.05 per MCF in 2004. Exploration expenses were $110.3 million in 2005 compared to $72.3 million in 2004, with the increase in the 2005 period mostly due to higher dry hole and 3-D seismic costs in Malaysia and exploration expense incurred in the Republic of Congo in 2005.

The Company’s refining and marketing operations generated a profit of $61.9 million in the first six months of 2005, compared to a $33.1 million profit in the same 2004 period. The improved current year result was based on stronger U.S. refining margins in 2005.

Corporate after-tax costs were $15.8 million in the first six months of 2005 compared to costs of $25.3 million in the 2004 period. Lower net interest expense in 2005 was partially offset by higher administrative costs in the current period.

Claiborne P. Deming, President and Chief Executive Officer, commented, “A combination of stronger commodity prices, record oil production and better downstream margins in the second quarter of 2005 led to record quarterly earnings for exploration and production and downstream, when gains from property sales are excluded. In the second half of 2005 we will continue our active exploratory drilling programs in the Republic of Congo and Malaysia. Our U.S. retail marketing business continues to expand, and we opened our 800th gasoline station at Wal-Mart stores in May. We currently expect earnings in the third quarter to be in the range of $1.00 to $1.10 per share. Total average production in the third quarter is projected to be 113,000 barrels of oil equivalent per day compared to 128,848 barrel equivalents per day in the second quarter 2005. Production volumes are expected to be lower in the third quarter compared to the just completed quarter because of planned maintenance downtime, Gulf of Mexico storm shut-ins, and sale of the properties in the Gulf of Mexico in June. Results will vary based on commodity prices, drilling results and timing of oil sales.”

The public is invited to access the Company’s conference call to discuss second quarter 2005 results on Wednesday, July 27, at 12:00 p.m. CDT either via the Internet through the Investor Relations section of Murphy Oil’s website at http://www.murphyoilcorp.com/ir or via the telephone by dialing 1-800-257-1927. The telephone reservation number for the call is 11035334. Replays of the call will be available through the same address on Murphy Oil’s website, and a recording of the call will be available through August 1 by calling 1-800-405-2236.

Summary financial data and operating statistics for the second quarter and first six months of 2005 with comparisons to 2004 are contained in the attached tables.

The forward-looking statements reflected in this release are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. No assurance can be given that the results discussed herein will be attained, and certain important factors that may cause actual results to differ materially are contained in Murphy’s January 15, 1997 Form 8-K report on file with the U.S. Securities and Exchange Commission.

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MURPHY OIL CORPORATION

FUNCTIONAL RESULTS OF OPERATIONS (Unaudited)

(Millions of dollars)

	Three Months Ended June 30, 2005		Three Months Ended June 30, 2004
	Revenues	Income	Revenues	Income
Exploration and production
United States	$366.8	187.9	131.7	47.7
Canada	193.7	78.6	148.5	64.5
United Kingdom	48.5	20.7	41.7	15.8
Ecuador	22.7	7.3	13.7	3.8
Malaysia	60.9	2.2	43.9	10.6
Other	.9	(6.8)	.6	(2.6)

	693.5	289.9	380.1	139.8

Refining and marketing
North America	2,129.0	59.7	1,564.1	27.4
United Kingdom	135.5	7.7	172.0	12.1

	2,264.5	67.4	1,736.1	39.5

	2,958.0	357.3	2,116.2	179.3
Intersegment transfers elimination	(14.7)	—	(17.6)	—

	2,943.3	357.3	2,098.6	179.3
Corporate	6.6	(9.6)	7.1	(11.2)

Revenues/income from continuing operations	2,949.9	347.7	2,105.7	168.1
Income from discontinued operations, net of taxes	—	—	—	181.8

Total revenues/net income	$2,949.9	347.7	2,105.7	349.9

	Six Months Ended June 30, 2005		Six Months Ended June 30, 2004
	Revenues	Income	Revenues	Income
Exploration and production
United States	$549.5	249.8	263.0	84.2
Canada	349.3	134.0	291.0	118.1
United Kingdom	88.8	37.7	80.1	29.6
Ecuador	43.0	12.5	30.1	6.7
Malaysia	123.0	11.9	69.5	6.6
Other	1.8	(31.1)	1.6	(4.2)

	1,155.4	414.8	735.3	241.0

Refining and marketing
North America	3,887.4	51.4	2,751.9	16.9
United Kingdom	330.5	10.5	304.8	16.2

	4,217.9	61.9	3,056.7	33.1

	5,373.3	476.7	3,792.0	274.1
Intersegment transfers elimination	(25.7)	—	(36.0)	—

	5,347.6	476.7	3,756.0	274.1
Corporate	17.2	(15.8)	9.4	(25.3)

Revenues/income from continuing operations	5,364.8	460.9	3,765.4	248.8
Income from discontinued operations, net of taxes	—	—	—	199.3

Total revenues/net income	$5,364.8	460.9	3,765.4	448.1

MURPHY OIL CORPORATION

CONTINUING OIL AND GAS OPERATING RESULTS (Unaudited)

(Millions of dollars)	United States	Canada	United King- dom	Ecuador	Malaysia	Other	Synthetic Oil – Canada	Total
Three Months Ended June 30, 2005
Oil and gas sales and other revenues	$366.8	136.9	48.5	22.7	60.9	.9	56.8	693.5
Production expenses	26.8	14.2	4.3	5.2	10.4	—	22.0	82.9
Depreciation, depletion and amortization	26.5	31.5	7.6	4.9	13.9	.1	3.1	87.6
Accretion of asset retirement obligations	.9	.9	.4	—	—	.1	.2	2.5
Exploration expenses
Dry holes	1.0	(.7)	(.1)	—	6.7	1.9	—	8.8
Geological and geophysical	4.6	1.3	—	—	14.7	1.6	—	22.2
Other	2.8	.2	.2	—	—	.7	—	3.9

	8.4	.8	.1	—	21.4	4.2	—	34.9
Undeveloped lease amortization	4.0	.7	—	—	—	.4	—	5.1

Total exploration expenses	12.4	1.5	.1	—	21.4	4.6	—	40.0

Selling and general expenses	5.2	2.1	.8	.4	1.9	2.7	.1	13.2
Income tax provisions	107.1	29.2	14.6	4.9	11.1	.2	10.3	177.4

Results of operations (excluding corporate overhead and interest)	$187.9	57.5	20.7	7.3	2.2	(6.8)	21.1	289.9

Three Months Ended June 30, 2004
Oil and gas sales and other revenues	$131.7	109.6	41.7	13.7	43.9	.6	38.9	380.1
Production expenses	21.0	9.0	5.3	5.6	8.4	—	17.8	67.1
Depreciation, depletion and amortization	19.1	23.4	8.2	2.2	8.1	—	2.6	63.6
Accretion of asset retirement obligations	.9	.6	.7	—	—	.1	.1	2.4
Exploration expenses
Dry holes	4.5	(.1)	—	—	4.1	—	—	8.5
Geological and geophysical	2.6	.5	—	—	2.9	.5	—	6.5
Other	2.8	1.4	.2	—	—	.1	—	4.5

	9.9	1.8	.2	—	7.0	.6	—	19.5
Undeveloped lease amortization	3.1	.6	—	—	—	—	—	3.7

Total exploration expenses	13.0	2.4	.2	—	7.0	.6	—	23.2

Selling and general expenses	4.3	3.3	.7	.2	1.1	2.1	.1	11.8
Income tax provisions	25.7	21.0	10.8	1.9	8.7	.4	3.7	72.2

Results of operations (excluding corporate overhead and interest)	$47.7	49.9	15.8	3.8	10.6	(2.6)	14.6	139.8

Six Months Ended June 30, 2005
Oil and gas sales and other revenues	$549.5	255.7	88.8	43.0	123.0	1.8	93.6	1,155.4
Production expenses	50.8	28.1	8.0	10.9	17.2	—	42.6	157.6
Depreciation, depletion and amortization	52.8	63.3	13.5	9.4	26.2	.1	6.0	171.3
Accretion of asset retirement obligations	2.0	1.7	.8	—	.1	.2	.3	5.1
Exploration expenses
Dry holes	16.6	(.7)	(.1)	—	21.7	22.6	—	60.1
Geological and geophysical	12.7	1.6	—	—	16.3	1.6	—	32.2
Other	3.5	.3	.3	—	—	1.8	—	5.9

	32.8	1.2	.2	—	38.0	26.0	—	98.2
Undeveloped lease amortization	9.8	1.5	—	—	—	.8	—	12.1

Total exploration expenses	42.6	2.7	.2	—	38.0	26.8	—	110.3

Selling and general expenses	9.4	4.4	1.7	.5	4.0	5.3	.3	25.6
Income tax provisions	142.1	51.4	26.9	9.7	25.6	.5	14.5	270.7

Results of operations (excluding corporate overhead and interest)	$249.8	104.1	37.7	12.5	11.9	(31.1)	29.9	414.8

Six Months Ended June 30, 2004
Oil and gas sales and other revenues	$263.0	212.7	80.1	30.1	69.5	1.6	78.3	735.3
Production expenses	38.9	18.2	11.7	13.5	11.1	—	37.5	130.9
Depreciation, depletion and amortization	36.0	49.3	15.5	5.1	13.4	—	5.3	124.6
Accretion of asset retirement obligations	1.8	1.3	1.4	—	.1	.2	.2	5.0
Exploration expenses
Dry holes	33.1	(.1)	—	—	17.5	.1	—	50.6
Geological and geophysical	3.9	1.2	—	—	3.0	.7	—	8.8
Other	3.2	1.6	.3	—	—	.2	—	5.3

	40.2	2.7	.3	—	20.5	1.0	—	64.7
Undeveloped lease amortization	6.4	1.2	—	—	—	—	—	7.6

Total exploration expenses	46.6	3.9	.3	—	20.5	1.0	—	72.3

Selling and general expenses	10.1	5.7	1.5	.3	2.4	4.3	.3	24.6
Income tax provisions	45.4	41.9	20.1	4.5	15.4	.3	9.3	136.9

Results of operations (excluding corporate overhead and interest)	$84.2	92.4	29.6	6.7	6.6	(4.2)	25.7	241.0

MURPHY OIL CORPORATION

SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(Thousands of dollars, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004*	2005	2004*
Revenues	$2,949,942	2,105,725	5,364,814	3,765,419

Costs and expenses
Crude oil and product purchases	1,966,451	1,517,135	3,755,995	2,696,022
Operating expenses	226,787	180,026	430,430	348,436
Exploration expenses	40,010	23,209	110,305	72,358
Selling and general expenses	40,459	33,194	76,764	63,875
Depreciation, depletion and amortization	109,039	82,714	213,793	162,910
Accretion of asset retirement obligations	2,493	2,467	5,132	4,974
Interest expense	11,501	14,179	23,537	28,467
Interest capitalized	(8,755)	(4,814)	(16,322)	(9,066)

	2,387,985	1,848,110	4,599,634	3,367,976

Income from continuing operations before income taxes	561,957	257,615	765,180	397,443
Income tax expense	214,164	89,480	304,234	148,612

Income from continuing operations	347,793	168,135	460,946	248,831
Income from discontinued operations, net of tax	—	181,738	—	199,281

Net income	$347,793	349,873	460,946	448,112

Per Common share - Basic
Continuing operations	$1.89	.91	2.51	1.35
Discontinued operations	—	.99	—	1.09

Net income	$1.89	1.90	2.51	2.44

Per Common share - Diluted
Continuing operations	$1.85	.90	2.46	1.33
Discontinued operations	—	.97	—	1.07

Net income	$1.85	1.87	2.46	2.40

Cash dividends per Common share	$.1125	.10	.225	.20

Average Common shares outstanding (thousands)
Basic	183,904	183,989	183,902	183,916
Diluted	187,683	186,682	187,586	186,506

*	Reclassified to conform to current presentation.

MURPHY OIL CORPORATION

SUMMARIZED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(Thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Operating Activities
Income from continuing operations	$347,793	168,135	460,946	248,831
Adjustments to reconcile income from continuing operations to net cash provided by operating activities
Depreciation, depletion and amortization	109,039	82,714	213,793	162,910
Provisions for major repairs	12,475	7,565	19,639	15,177
Expenditures for major repairs and asset retirement obligations	(17,703)	(2,631)	(27,798)	(8,989)
Dry holes	8,789	8,492	60,071	50,596
Amortization of undeveloped leases	5,125	3,701	12,107	7,608
Accretion of asset retirement obligations	2,493	2,467	5,132	4,974
Deferred and noncurrent income tax charges	3,655	38,903	3,774	47,690
Pretax gains from disposition of assets	(171,613)	(1,593)	(171,924)	(30,800)
Net increase in operating working capital other than cash and cash equivalents	(45,198)	(77,091)	(102,494)	(1,848)
Other	(9,110)	(1,470)	(20,879)	(1,265)

Net cash provided by continuing operations	245,745	229,192	452,367	494,884
Net cash provided by discontinued operations	—	20,089	—	60,272

Net cash provided by operating activities	245,745	249,281	452,367	555,156

Investing Activities
Property additions and dry holes	(317,074)	(202,632)	(576,402)	(398,148)
Proceeds from sale of assets	159,838	3,531	160,421	40,671
Proceeds from maturities of marketable securities	—	—	17,892	—
Other - net	(5,983)	(409)	(6,259)	(1,302)
Investing activities of discontinued operations:
Sales proceeds	—	582,675	—	582,675
Other	—	2,308	—	(13,529)

Net cash provided by (required by) investing activities	(163,219)	385,473	(404,348)	210,367

Financing Activities
Increase (decrease) in notes payable	(9,593)	32,985	(19,233)	(27,549)
Decrease in nonrecourse debt of a subsidiary	(4,193)	(13,020)	(4,193)	(20,899)
Proceeds from exercise of stock options and employee stock purchase plans	—	961	337	1,886
Cash dividends paid	(20,749)	(18,401)	(41,497)	(36,794)
Other	(1,052)	—	(1,052)	—

Net cash provided by (used in) financing activities	(35,587)	2,525	(65,638)	(83,356)

Effect of exchange rate changes on cash and cash equivalents	(3,070)	12,344	(10,173)	12,417

Net increase (decrease) in cash and cash equivalents	43,869	649,623	(27,792)	694,584
Cash and cash equivalents at beginning of period	463,864	297,386	535,525	252,425

Cash and cash equivalents at end of period	$507,733	947,009	507,733	947,009

MURPHY OIL CORPORATION

OTHER FINANCIAL DATA

(Unaudited, except for December 31, 2004)

(Millions of dollars)

	June 30, 2005	Dec. 31, 2004
Total current assets	1,779.9	1,629.4
Total current liabilities	1,279.4	1,205.0
Total assets	5,854.0	5,458.2
Long-term debt
Notes payable	597.8	597.7
Nonrecourse debt	11.1	15.6
Stockholders’ equity	3,038.4	2,649.2

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Capital expenditures
Exploration and production
United States	$53.4	51.1	113.5	110.5
Canada	46.7	43.5	101.1	98.0
Malaysia	129.2	72.6	211.0	117.9
Other	16.4	9.1	56.1	14.2

	245.7	176.3	481.7	340.6

Refining and marketing
North America	30.2	35.5	62.8	67.8
United Kingdom	56.7	1.4	58.1	3.2

	86.9	36.9	120.9	71.0

Corporate	10.6	.3	11.9	.6

Total capital expenditures	343.2	213.5	614.5	412.2

Charged to exploration expenses*
United States	8.4	9.9	32.8	40.2
Canada	.8	1.8	1.2	2.7
Malaysia	21.4	7.0	38.0	20.5
Other international	4.3	.8	26.2	1.3

Total charged to exploration expenses	34.9	19.5	98.2	64.7

Total capitalized	$308.3	194.0	516.3	347.5

* Excludes amortization of undeveloped leases of	5.1	3.7	12.1	7.6

MURPHY OIL CORPORATION

STATISTICAL SUMMARY

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net crude oil, condensate and gas liquids produced – barrels per day	111,030	102,384	109,892	102,408
Continuing operations	111,030	97,375	109,892	96,255
Crude oil and condensate
United States	32,447	23,012	32,521	20,810
Canada – light	148	198	165	213
– heavy	11,340	4,654	11,148	4,518
– offshore	25,036	27,911	25,020	28,396
– synthetic	11,562	11,353	9,689	11,940
United Kingdom	9,641	11,614	9,154	11,593
Ecuador	7,545	7,731	7,594	7,768
Malaysia	12,740	9,591	13,954	10,006
Natural gas liquids
United States	184	218	202	158
Canada	375	482	418	493
United Kingdom	12	611	27	360
Discontinued operations	—	5,009	—	6,153

Net crude oil, condensate and gas liquids sold – barrels per day	114,526	104,828	111,727	103,153
Continuing operations	114,526	99,819	111,727	97,000
Crude oil and condensate
United States	32,447	23,012	32,521	20,810
Canada – light	148	198	165	213
– heavy	11,340	4,654	11,148	4,518
– offshore	24,769	28,687	24,459	29,587
– synthetic	11,562	11,353	9,689	11,940
United Kingdom	10,126	12,534	9,181	12,053
Ecuador	7,401	5,782	7,918	6,703
Malaysia	15,948	12,569	15,912	10,307
Natural gas liquids
United States	184	218	202	158
Canada	375	482	418	493
United Kingdom	226	330	114	218
Discontinued operations	—	5,009	—	6,153

Net natural gas sold – thousands of cubic feet per day	106,908	160,747	109,689	186,651
Continuing operations	106,908	123,025	109,689	123,593
United States	89,223	103,673	90,006	101,094
Canada	10,599	14,637	11,222	14,601
United Kingdom	7,086	4,715	8,461	7,898
Discontinued operations	—	37,722	—	63,058

Total net hydrocarbons produced – equivalent barrels per day[1,2]	128,848	117,879	128,174	116,854
Total net hydrocarbons sold – equivalent barrels per day[1,2]	132,344	120,323	130,009	117,599

[1]	Natural gas converted on an energy equivalent basis of 6:1.
[2]	Continuing operations only.

MURPHY OIL CORPORATION

STATISTICAL SUMMARY (Continued)

	Three Months Ended June 30,			Six Months Ended June 30,
	2005		2004	2005		2004
Weighted average sales prices
Crude oil and condensate – dollars per barrel (1)
United States	$44.57		33.60	43.46		32.78
Canada (2) – light	50.22		36.08	48.41		34.77
– heavy	17.42	(3)	20.08	16.08	(3)	18.41
– offshore	49.32		35.13	46.52		33.28
– synthetic	53.95		37.65	53.36		36.03
United Kingdom	48.14		34.53	47.95		33.13
Ecuador	33.71		25.97	30.03		24.67
Malaysia	41.93	(4)	38.21	42.61	(4)	36.88
Natural gas liquids – dollars per barrel (1)
United States	$36.30		26.59	33.93		26.83
Canada (2)	38.97		27.54	37.64		27.99
United Kingdom	34.77		26.72	34.77		26.51
Natural gas – dollars per thousand cubic feet
United States (1)	$7.37		6.33	7.08		6.15
Canada (2)	6.26		5.43	6.17		5.36
United Kingdom (2)	4.38		3.09	5.02		4.24

Refinery inputs – barrels per day	176,218		181,700	179,244		176,375
North America	157,204		142,773	150,510		138,985
United Kingdom	19,014		38,927	28,734		37,390

Petroleum products sold – barrels per day	354,342		347,972	355,681		324,841
North America	330,051		308,412	324,257		287,517
Gasoline	225,158		218,724	218,032		201,098
Kerosine	5,699		578	8,272		4,443
Diesel and home heating oils	70,730		65,903	69,686		62,213
Residuals	20,178		12,501	21,678		12,789
Asphalt, LPG and other	8,286		10,706	6,589		6,974
United Kingdom	24,291		39,560	31,424		37,324
Gasoline	10,176		13,027	10,305		12,750
Kerosine	1,348		1,787	2,086		2,541
Diesel and home heating oils	10,984		16,058	14,229		14,501
Residuals	1,165		4,718	2,742		4,430
LPG and other	618		3,970	2,062		3,102

(1)	Includes intracompany transfers at market prices.
(2)	U.S. dollar equivalent.
(3)	Includes the effect of the Company’s 2005 hedging program.
(4)	Price is net of a contractual payment under the terms of the production sharing contract for Block SK 309.